                                                                    EXHIBIT 10.9


                                   AGREEMENT
                                   ---------

This AGREEMENT made this 1st day of November, 1996 between MSH Entertainment Corporation, Inc. ( hereinafter referred to as "MSHE"), a Utah corporation whose address is 768 Brannan Street, San Francisco, California 94103 and Abrams/Gentile Entertainment, Inc. (referred to as "AGE"), whose address is 244 West 54th Street, 9th floor, New York, New York, 10019 (with MSHE and AGE being collectively called "Parties").

                                  WITNESSETH
                                  ----------

WHEREAS AGE warrants and represents that AGE owns all the rights, title and interest, including all materials including, but not limited to, scripts, story ideas, treatments, adaptations, trademarks, toy designs, merchandising and the titles, characters, drawings, plots, themes and storylines for a proposed television series and merchandising and toy line entitled "Vanpires" (hereinafter the "Property"); and

WHEREAS the Parties desire to enter into a co-production arrangement ("Co-Production Agreement") as outlined herein for the purpose of producing the Property; and

WHEREAS the Parties desire to produce thirteen (13) episodes of the Property to be sold as a television series ("Series") and toy line and merchandising items (collectively "Merchandising"); and

WHEREAS the Parties desire to establish each Party's rights in connection with the Property and the proceeds derived from any sales, production and/or distribution of the Property and share profits therefrom with each other as set forth herein; and

WHEREAS, the Parties hereby agree as follows:

NOW THEREFORE, in consideration of the mutual promises contained herein, the Parties agree as follows:

1.   Adoption of Recitals:  The Parties hereto adopt the above recitals as being
     ---------------------
true and correct.

2.   Co-Production:  The Parties are undertaking a co-production ("Co-
     --------------
Production") for the production of the Series.

3.   Term:  The term of this Agreement shall be in perpetuity unless sooner
     -----
terminated by mutual agreement of the Parties and shall continue for:

     a. the duration of any and all copyrights shared and/or owned by the Co-Production; or

     b. so long as the Parties shall be entitled to compensation with respect to any Agreements and/or licenses to third parties in connection with the Property and/or the Series, including all modifications, additions, options, extensions, renewals, substitutions for, and replacement of such agreements, directly or indirectly; and

     c. for purposes herein, any agreements made, entered into or resumed within six (6) months immediately following the termination of any particular prior agreements with the Parties, shall be deemed a substitution or replacement of such agreements; and

     d. as used herein, the term "Agreements" means any and every written agreement entered into, in existence, directly or indirectly relating to the Property and/or the Series.

4.   Title to Assets:  Except as provided below, any and all assets and all
     ----------------
forms of exploitation of the Property including, but not limited to, all ancillary and allied rights thereto, including but not limited to toys, games, merchandising, music rights, stage rights, television rights, radio broadcasting rights, book publishing, motion pictures and all other rights including the copyright (herein collectively referred to as the "Rights") shall be owned by and title held by AGE.

5.   Concept:  It is acknowledged that the Property is the creation of AGE, and
     --------
that the further creation of the Series shall be the contribution of AGE and MSHE.

6.   Ownership:  All ownership rights including the underlying rights of the
     ----------
Property and Series, rights of trademark and copyright and renewals thereof, shall, except as noted herein, be in the name of AGE. The care, custody and control of all master tapes produced hereunder shall remain with MSHE and at its facility in San Francisco, unless otherwise instructed by AGE.

7.   Capital and Other Contributions:  Each of the Parties have agreed to
     --------------------------------
contribute in cash and/or a combination of cash and services the following:

     a.  AGE:

          (1). AGE shall provide cash and services of One Million Three Hundred Thousand Dollars ($1,300,000.00) for the production of the thirteen (13) episodes of the Series, according to the schedule of payments as outlined in the attached addendum ("Addendum").

          (2).  AGE shall be the Producer of the Series;

          (3). AGE shall maintain creative control over the production of the Series but agrees to engage in active and meaningful consultation with MSHE; however, in the event of a dispute, the decision of AGE shall govern.

          (4). AGE agrees to deliver to MSHE complete design work for the Property on or about January 12, 1997.

          (5).    AGE agrees to the deliverables outlined in the attached
Addendum.

     b.  MSHE:
         ------

          (1)    MSHE shall be the co-producer of the Series;

          (2). MSHE shall provide cash and services of Six Hundred and Fifty Thousand Dollars ($650,000) for the production of the thirteen (13) episodes of the Series, a schedule of payments as outlined in the attached Addendum;

          (3). MSHE shall provide the necessary amount, expected to be up to fifty (50) Intel computer work stations to properly implement the "Overlord" animation system in order to produce the Series. The system must be installed and functioning on a beta basis on or about November 21, 1996 and have produced a test program acceptable and satisfactory to AGE, in its sole descretion, of approximately two (2) minutes in duration, based on AGE storyboards, character and background design. MSHE agrees to the deliverables schedule outlined in the attached Addendum;

          (4). In order to meet the above mentioned threshold, AGE shall deliver to MSHE complete design work on or about January 12, 1997.

          (5). The use of MSHE Communications' production facility, (formally East End Communications) on a priority basis, at no additional cost, for both the production and post-production of the Series;

          (6). Arrangement of all necessary insurance for the production including E&O insurance, in a manner subject to AGE's approval.

          (7). All the necessary hardware and software to meet the creative criteria of AGE and deliver 13 half hour episodes of high broadcast quality CGI animation;

          (8). MSHE shall arrange to have Chris Haigh available to work on the episodes of the Series on a priority basis;

          (9). MSHE shall cause to be opened and each Party shall deposit its respective funds in a mutually agreed upon bank account solely for the purpose of producing the Series. Any and all expenditures related to the production of the Property shall be made from this account. Prior to the opening of the account, AGE and MSHE shall each designate a signatory on the account, subject to the approval of AGE. Additionally, MSHE will provide, if requested, from time to time, detailed explanations of how MSHE intends to finance its working capital needs both specifically related to the production contributions and working capital for general corporate needs.

8.  Control of the Property:  All decisions relating to the activities of the
    ------------------------
Property, and any and all decisions with respect to third party contractual Agreements, creative, business, financial and legal matters in connection with the Property, and all subsidiary and ancillary rights thereto and all exploitation thereof, shall be remain with AGE.

9.  Warrants:  MSHE shall issue warrants to AGE, for nominal consideration, for
    ---------
the right to purchase up to one (1) million common shares of MSHE for a period up to four (4) years from the execution date of this Agreement. The warrants shall be covered in a separate agreement (the "Warrant Agreement").

10. Intel:  MSHE will execute a cooperation agreement with Intel, as previously
    ------
presented to AGE. Should MSHE be unable to complete such an agreement or should MSHE complete an agreement that contradicts the spirit of the role intended for Intel within this Agreement, AGE may in its own discretion automatically terminate this Co-Production Agreement with MSHE by seven (7) days written notice of same, and shall thereafter have no further obligation to MSHE.

11. Participation.  Subject to the production of the Series and to the
    --------------
performance of MSHE's obligations hereunder, it is agreed to by the Parties hereto that both AGE and MSHE shall be placed in first position to both fully recoup, pari passu, their initial investments in the production of the Series ($1.3 million to AGE, and $650,000 to MSHE) from 100% of revenues received by AGE from the domestic and foreign broadcast of the Series; video licenses and sales; and CD-ROM licenses and sales. Thereafter, once both Parties have fully recouped, MSHE shall receive an economic interest from the licensing activities relating to the Property as follows:

     a. Series - 5% of the net advertising sales revenue earned by AGE in the U.S. from the broadcast of the Series;
         Toys, domestic - 1% of the net Toy revenues earned by AGE in the U.S.; Toys, international - 2% of the net Toy revenues earned by AGE internationally;
         Merchandising - 2% of the net merchandising revenues earned by AGE including, but not limited to, Video, CD-ROM and Foreign Broadcast rights.

     b. "Net revenue" is defined as those revenues actually received by AGE after deduction of any fees paid to independent agents.

     c. From time to time, and with proper notice to AGE, MSHE shall have reasonable access to the books and records of AGE as they pertain to the Property only.

12.  "VANPIRES" Credits:  Subject to the Production of the Series, and subject
     ------------------
to the performance of all obligations hereunder, MSHE shall be entitled to a mutually agreed upon co-production credit on a separate card, and those persons from MSHE who perform pre-approved, by AGE, services on the Series shall receive a credit related to the services which they provided.

13.  Warranties, Indemnification:
     ----------------------------

          a. AGE hereby warrants and represents that AGE:

             (1). has the right and capacity to enter into this Agreement and is not prevented by law or otherwise from so doing;

             (2). owns the rights and the underlying rights to the Property and is able by law to enter into this Agreement and can produce proof of same;

             (3). has not entered into any other agreement whatsoever with third parties which adversely effects the Parties' rights hereunder or is inconsistent in any manner with any term set forth hereunder; and

             (4). shall have authorized the signing party to execute this Agreement on behalf of AGE.

          b. AGE hereby indemnifies and holds harmless MSHE from and against any and all claims, liabilities, damages, and costs including but not limited to reasonable attorney's fees and court costs arising from any breach by AGE of any representations, warranty or agreement made by AGE hereunder.

          c. MSHE hereby warrants and represents that MSHE:

             (1) owns all the necessary rights to the Overlord Animation System;

             (2) has the right and capacity to enter into this Agreement and is not prevented by law or otherwise from so doing;

             (3) has not entered into any other agreement whatsoever with third parties which adversely affects the Parties' rights hereunder or is inconsistent in any manner with any term set forthe hereunder; and

             (4) shall have authorized the signing party to execute this Agreement on behalf of MSHE.

          d. MSHE hereby indemnifies and holds harmless AGE from and against any and all claims, liabilities, damages and costs including, but not limited to, reasonable attorney's fees and court costs arising from any breach by MSHE of any representations, warranty or agreement made by MSHE hereunder

15.  Budget:  The budget for the Series shall be prepared by MSHE and AGE, with
     -------
AGE having final approval.

16.  Additional Documents:  Each Party hereto shall execute and deliver any and
     ---------------------
all additional papers, documents and other instruments and shall do any and all further acts and things reasonably necessary in connection with the performance of his obligations hereunder to carry out the intent of the Agreement.

17.  Merchandising:  AGE shall have the exclusive right to merchandise the
     --------------
Property including all toys, merchandising and games and any ancillary products created or derived from the Property.

18.  Default/Takeover Rights:  MSHE acknowledges that AGE will be entering into
     ------------------------
binding commitments to deliver fully produce episodes of the Series to third parties and will incur substantial liability in the event of late-delivery or non-delivery of Series episodes. Accordingly, it is agreed that in the event that MSHE defaults in making delivery of technically satisfactory animation of the Series episodes on the schedule set forth on the Addendum annexed hereto, which default persists after seven (7) days written notice of default from AGE to MSHE, then if such event, and without limiting AGE's other rights or remedies under this Agreement or pursuant to law. AGE shall have immediate right to take over further production of the Series episodes. In the event of such uncured default, MSHE shall, upon AGE's written notice, deliver to AGE (or to any third party designee) any and all program materials including, without limitation, any computer programs and any pictorial or audio/visual works created, by computer or otherwise, in the course of MSHE's producing the animation for the Series episodes. Furthermore, in such event, MSHE shall make available to AGE (or AGE's designee) the Overlord Software and will provide such technical personnel as may be necessary to enable AGE (or its designee) to utilize such Overlord Software to complete production and delivery of the animation for the Series episodes uncompleted as of the time such default and takeover of production, if ever.

19.  Entire Agreement:  This Agreement and all the exhibits attached represents
     -----------------
the entire and complete Agreement among the Parties hereto with respect to the subject matter hereof and supersedes all previous agreements , understandings or representations whether oral or written, between the Parties regarding the subject matter hereof.

20.  Non-Waiver:  No delay or failure by a Party to exercise any right under
     -----------
this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein, and no waiver shall be effective unless made in writing.

21.  Captions:  The captions of the various paragraphs and sections of this
     ---------
Agreement are intended to be used solely for convenience of reference and are not intended and shall not be deemed for any purpose whatsoever to modify or explain or to be used as an aid in the construction of any provision.

22.  Counterparts:  This Agreement may be executed in counterparts with each
     -------------
original being deemed a whole and complete copy.

23.  Assignment:  MSHE may not assign, sell, grant a security interest in, or
     -----------
otherwise dispose of their interest in the Property unless agreed to in writing by AGE.

24.  Amendments:  This Agreement cannot be amended, modified or changed in any
     -----------
way whatsoever except by a written instrument duly signed by the Parties hereto.

25.  Authority:  The corporations which are Parties hereto warrant and represent
     ----------
that they have the power and authority to enter into this Agreement.

26.  Void Provisions:  If any provision hereof as applied to any Party or to any
     ----------------
circumstance shall be adjudged by a Court to be void or unenforceable, the same shall in no way affect any other provisions hereof, the application of such provision in any other circumstances or the validity or enforceability hereof.

27.  Successors and Assigns:  Except where provided to the contrary, this
     -----------------------
Agreement, and all provisions hereof, shall inure to the benefit of and be binding upon the Parties hereto, their successors in interest, assigns, administrators, executors, heirs and devisees.

28.  Governing Law:  This Agreement shall be construed in accordance with and
     --------------
governed by the laws of the State of New York and consent to jurisdiction of the Federal courts located in New York City with respect to resolution of any disputes arising hereunder.

The Parties herein have fully read, understood and executed this Agreement freely and voluntarily. By signing in the spaces provided below, the Parties accept and agree to all the terms and conditions of this Agreement.

In Witness Whereof the Parties hereto have caused this Agreement to be duly executed.


/s/ JOHN GENTILE                            /s/ ROBERT MAERZ
----------------------------------          -----------------------------
Abrams/Gentile Entertainment, Inc.          MSH Entertainment Corporation

John Gentile                                Robert Maerz
----------------------------------          -----------------------------
Print Name                                  Print Name


Its       President                         Its         Chairman
    ------------------------------              -------------------------
    Title                                       Title

Date       11/1/96                          Date         11/1/96
    ------------------------------              -------------------------


                                    WARRANT

THE WARRANT EVIDENCE OR CONSTITUTED HEREBY AND THE SHARES OF COMMON STOCK HEREUNDER HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

                      WARRANT TO PURCHASE 1,000,000 SHARES
                OF COMMON STOCK OF MSH ENTERTAINMENT CORPORATION
                            (Subject to Adjustment)

NO. ____

THIS CERTIFIES THAT, in consideration of the receipt by MSH Entertainment Corporation, a Utah Corporation (the "Company"), of $1.00 in cash from Abrams Gentile Entertainment Inc., (the "Purchaser"), Purchaser or its permitted registered assigns (the "Holder"), is entitled subject to terms and conditions of this Warrant, at any time after October 8, 1996 (the "Effective Date"), and before 5:00 p.m. Pacific Standard Time on October 8, 2000 (the "Expiration Date"), to purchase from the Company, One Million (1,000,000) fully paid and non assessable shares of the Company's Common Shares, $.001 par value per share (the "Warrant Stock"), at the exercise price as defined in Section 1.5. Both the number of shares of Warrant Stock purchasable under this Warrant and the Exercise Price are subject to adjustment as provided herein. This Warrant is issued pursuant to a certain Vanpires Production Agreement (the "Vanpires Production Agreement") between the Company and the Purchaser of even date herewith. This Warrant shall terminate on the Expiration Date.

1.   CERTAIN DEFINITIONS.  As used is this Warrant:

     1.1 The term "Warrant Stock" shall mean the common shares, $0.001 par value per share, of the Company, and any other securities and property any time receivable or issuable upon exercise of this Warrant, unless the context otherwise requires.

     1.2 The term "Warrant" as used herein, shall include this Warrant and any warrant delivered in substitution or exchanged therefor as provided herein.

     1.3 The term "Register Holder" shall mean any holder in whose name this Warrant is registered upon the books and records maintained by the Company.

     1.4 The term "Fair Market Value" of a share of Warrant Stock as of a particular date (the "Determination Date") shall mean:

          (a) If traded on a securities exchange or the NASDAQ national market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such trading market over the 10 business days ending three (3) days prior to the Determination Date;

          (b) If actively traded over the counter, the Fair market value shall be deemed to be the average of the closing bid prices over the twenty - day period ending three (3) days prior to the determination date; and

          (c) If there is no active public market, the Fair Market Value shall be the value thereof, as determined in good faith by the Board of Directors of the Company.

     1.5 The term "Exercise Price" shall mean the lowest of (a) $1.75; or (b) 75% of the currently proposed secondary offering price to the underwriters (net of underwriting discounts) of the common shares pursuant to the first underwritten public offering of the Common Shares by the Company following the Effective Date but before the effective date of the exercise of this Warrant.

2.   EXERCISE OF WARRANT

     2.1  Payment
          -------

          Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time on or before the Expiration Date, by surrendering this Warrant at the principal office of the Company together with:

          (a) the form of Notice of Exercise attached hereto as Exhibit 1 (the "Notice of Exercise") duly executed by the Holder, and

          (b) payment, (i) in cash (by check) or by wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder or (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Warrant Stock being purchased upon such exercise by the then effective Exercise Price (the "Exercise Amount").

     2.2  Net Issue Exercise
          ------------------

          In lieu of the payment methods set forth in Section 2.1(b) above, the Holder may elect to exchange the Warrant for shares of Warrant Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If Holder elects to exchange this Warrant as provided in this Section 2.2, Holder shall tender to the Company the Warrant for the amount of the Warrant, and the Company shall issue to Holder the number of shares of the Company's Warrants Stock computed using the following formula:

     X = Y(A-B)
         ------
           A

     Where: X = the number of shares of Warrant Stock to be issued to Holder.
     Where: Y = the number of shares of Warrant Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).
     Where: A = the Fair Market Value of one share of the Company's Common stock.
     Where: B = Exercise Price (as adjusted to the date of such calculation).

     All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2.


     2.3  Partial Exercise; Effective Date of Exercise.
          --------------------------------------------

          In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Warrant Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business of the date of its surrender for exercise as provided above. The person entitled to receive the shares of Warrant Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

     2.4  Stock Certificates; Fractional Shares.
          --------------------------------------

          As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the Fair Market Value of one whole share of Warrant Stock as of the date of exercise of this Warrant. No fractional shares of scrip representing fractional shares shall be issued upon an exercise of this Warrant.

     2.5  Purpose of Warrant.
          -------------------

          The Company and Purchaser specifically acknowledge and agree (i) that this Warrant is being entered into to enhance the long term relationship between Purchaser and the Company and (ii) that there is no assurance to maintain existing business with the Company.

     2.6  Exercise Rights.
          ----------------

          In the event that any person commences a tender offer to purchase all or a controlling interest of the outstanding shares of equity securities of the Company, this Warrant shall become exercisable in full upon the commencement of such tender offer.

3.   VALID ISSUANCE; TAXES.

     All shares of Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Warrant Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate of security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4.   ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.

     The number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of the Warrant) and the Exercise Price are subject to adjustment upon occurrence of the following events:

     4.1  Adjustment for Stock Splits, Stock Subdivisions or Combination of
          -----------------------------------------------------------------
Shares.
------

          The Exercise Price of this Warrant shall be proportionally decreased and the number of shares of Warrant Stock issuable upon exercise of the Warrant (or any shares of stock or other securities at the time issuable upon exercise if this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Common Stock. The Exercise Price of this Warrant shall be proportionally increased and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Common Stock.

     4.2  Adjustment for Dividends or Distributions of Stock or Other Securities
          ----------------------------------------------------------------------
or Property.
-----------

          In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in
(i) securities of the Company or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise thereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Warrant Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefore, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to al adjustment call for by this
Section 4.

     4.3  Reclassification.
          ----------------

          If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist in the name of a different number of securities of any other class or classes, the Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect tot he securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4.

     4.4  Adjustment for Capital Reorganization, Merger or Consolidation.
          --------------------------------------------------------------

          In case of any capital reorganization of the capital stock of the Company (other than a combination , reclassification, exchange or subdivision of shares otherwise provided or here), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, consolidation, merger, sale or transfer, all subject to further adjustment as provided in the Section 4.

     The foregoing provisions of the Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provision of this Warrant with respect to the rights and interest of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     4.5  Reservation of Securities and Assets.
          ------------------------------------

     The Company shall reserve, for the life of the Warrant, such securities or such other assets of the Company the Holder is entitled to receive pursuant to the Section 4.

5.   CERTIFICATE AS TO ADJUSTMENTS.

     In each case of any adjustment in the Exercise Price,, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

6.   LOSS OR MUTILATION.

     Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of the Warrant, and of indemnity reasonably satisfactory to it, and (in the case if mutilation) upon surrender and cancellation of the Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

7.   RESERVATION OF COMMON STOCK.

     The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of the Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, form time to time, will take all steps necessary to amend it Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be dully authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interest, charges and other encumbrances or restrictions on sale and free and clear of al preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of the Warrant.

8.   TRANSFER AND EXCHANGE.

     Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered holder a new Warrant or Warrants with respect to the shares of Warrant Stock not so transferred.

     Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with the Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provide, however that until a transfer of the is Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

9.   RESTRICTIONS OF TRANSFER.

     The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with U.S. Securities and Exchange Commission ("SEC") under the Act covering the disposition or sale of this Warrant or the Warrant Stock issued or issuable upon exercise hereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer pledge, or hypothecate or all such Warrants or Warrant Stock, as the case may be, unless either (i) the Company has received an of counsel to the effect that such registration is not required in connection with such disposition or (ii) the sell of such securities is made pursuant to SEC Rule 144.

10.  COMPLIANCE WITH SECURITIES LAWS.

     By acceptance of this Warrant, the holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof, that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representative of the Company such information as is necessary to permit the holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of the Warrant will not be registered under the Act (unless otherwise required pursuant to exercise by the holder of the registration rights, if any, previously granted to the registered Holder) and will be 'restricted securities" within the meaning of Rule 144 under the Act and that the exemption from registration under Rule 144 currently is not available for at least two years from the date of exercise of this Warrant, subject to any special treatment by the Securities and Exchange Commissioner for exercise of the Warrant pursuant to Section 2.2, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant may have affixed thereto a legend substantially in the following form:

          THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

11.  NO RIGHTS OR LIABILITIES AS SHAREHOLDERS.

     This Warrant shall not entitle the Holder to any voting rights or other rights as shareholder of the Company. In the absence of affirmative action by such Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a shareholder of the Company for any purpose.

12.  REGISTRATION RIGHTS.

     All shares of Common Stock issuable upon exercise of this Warrant shall be "Registrable Securities" and entitled, subject to the terms and conditions to all registration rights granted to holders of Registrable Securities. Holder shall gain registration rights twelve months subsequent to the signing of this agreement. Such Registration shall be at Company's expense.

13.  NOTICES.

     All notices and other communications from the Company to the Holder shall be given in accordance with Paragraph _____ of the Vanpires Production Agreement.

14.  HEADINGS.

     The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

15.  LAW GOVERNING.

     This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of California.


16.  NO IMPAIRMENT.

     The Company will not, by amendment of its Articles of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of an of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take al such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock upon exercise of this Warrant.

17.  NOTICE OF RECORD DATE, In case:

     17.1  the Company shall take a record of the holders of its Common
Stock (or other stock or securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class of any other securities or to receive any other right; or

     17.2 of any consolidation nor merger of the Company with or into another corporation, any capital reorganization or the Company, any reclassification of the Capital Stock of the Company, or any conveyance of al or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

      17.3 of any voluntary dissolution, liquidation or wind-up of the Company, or

      17.4 of any redemption or conversion of all outstanding Common Stock;

      then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days prior to the date therein specified.

18.   SERVERABILITY.

      If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidate.

19.   COUNTERPARTS.

      For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

20.   NO INCONSISTENT AGREEMENTS.

      The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

21.   SATURDAYS, SUNDAYS, AND HOLIDAYS.

      If the Expiration Date falls on a Saturday, Sunday or legal holiday, The Expiration Date shall automatically be extended until 5:00 p.m. the next business day.


AGREED

ABRAMS GENTILE ENTERTAINMENT INC.        MSH ENTERTAINMENT CORPORATION

/s/ JOHN GENTILE                         /s/ ROBERT MAERZ
---------------------------------        -----------------------------
Signature                                Signature

     John Gentile                            Robert Maerz
---------------------------------        -----------------------------
Printed Name                             Printed Name

      President                                Chairman
---------------------------------        -----------------------------
Title                                    Title

      11/1/96                                  11/1/96
---------------------------------        -----------------------------
Date                                     Date


                                   EXHIBIT 1

                               NOTICE OF EXERCISE
                   (To be executed upon exercise of Warrant)


MSH ENTERTAINMENT CORPORATION:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, shares of Common Stock, as provided for therein, and (check the applicable box):


[_] Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $________ for __________ shares of Common Stock.

[_] Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of __________ shares of Common Stock.

Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:      ____________________________________

Address:   ____________________________________

Signature: ____________________________________

Note: The above signature should correspond exactly with the name of the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.


                                   EXHIBIT 2

                                   ASSIGNMENT
          (To be executed only upon assignment of Warrant Certificate)

For value received, hereby sells, assigns and transfers unto ______________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

Number of Warrants:   _________________________________

Name of Recipient:    _________________________________

Address of Recipient: _________________________________

_______________________________________________________

Number of Warrants:  __________________________________

Name of Recipient:  ___________________________________

Address of Recipient: _________________________________

_______________________________________________________

And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.

Dated:      ________________________________ 19__

Signature:  _____________________________________

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alternation or any change whatsoever, signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, saving and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.